UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

July 26, 2006

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Geoffrey C. Ketcham, the Executive Vice President, Chief Financial Officer (CFO) and Treasurer of Energen Corporation and Alabama Gas Corporation, has notified the Companies that he plans to retire at the end of this calendar year.

The Boards of Directors of Energen Corporation and Alabama Gas Corporation have elected Charles W. Porter Jr. to assume the duties of Vice President, CFO and Treasurer of Energen Corporation and Alabama Gas Corporation effective January 1, 2007. Porter, 42, joined Energen Resources Corporation (ERC) in 1989 and was elected Controller of ERC in 1998. He has held his current position, Vice President of Finance at ERC, since 2001.

The press release related to the above announcements is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:
99.1	Press Release dated July 26, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

July 26, 2006	By	/s/ G. C. Ketcham
G. C. Ketcham Executive Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated July 26, 2006

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